UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): March 3, 2006

NANOPHASE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of Principal Executive Offices, Including Zip Code)

(630) 771-6700

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01. Entry into a Material Definitive Agreement

On March 3, 2006, Nanophase Technologies Corporation (the “Company”) entered into a Supply Agreement (the “Agreement”) with Roche Diagnostics GmbH (“RDG”) pursuant to which the Company will supply certain nanoparticles for a medical diagnostics application through 2014. A copy of the Agreement is being filed as Exhibit 99.1 to this Form 8-K.

Item 2.02. Results of Operations and Financial Condition

On March 9, 2006, the Corporation issued a press release announcing financial results for the annual fiscal period ended December 31, 2005. A copy of the press release is being furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Supply Agreement dated March 3, 2006 between Roche Diagnostics GmbH and Nanophase Technologies Corporation*
Exhibit 99.2	Press Release dated March 9, 2006

*	Confidentiality requested. Confidential portions have been omitted and filed separately with the Commission as required by Rule 24b-2.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Nanophase Technologies Corporation

Date: March 9, 2006	By:	/s/ JOSEPH CROSS
JOSEPH CROSS Chief Executive Officer